Exhibit 99.1

COMPLETE TEXT OF ALLY DEMAND NOTES PROGRAM

(as amended June 28, 2013)

The Ally Demand Notes Program (the “Program”) has been established by Ally Financial Inc. (formerly GMAC Inc.) (the “Company”) to provide investors with a convenient means of investing funds directly with the Company in Ally Demand Notes (the “Demand Notes”). Information concerning the Program may be obtained by calling toll free 1-800-684-8823 or by visiting the Ally Demand Notes website at www.demandnotes.com. You are also able to manage your investment in Ally Demand Notes online through the Ally Demand Notes website.

ARTICLE ONE

ADMINISTRATION

SECTION 1.01. Ally Demand Notes Committee. (a) The Company’s Chief Financial Officer or Treasurer shall designate an Ally Demand Notes Committee (the “Demand Notes Committee”) to administer the Program. The Demand Notes Committee shall consist of at least three members. Members of the Demand Notes Committee shall not receive any compensation for their service on the Demand Notes Committee, but they may be officers, directors or employees of the Company or any of its subsidiaries. The Demand Notes Committee members shall serve at the pleasure of the Company’s Chief Financial Officer or Treasurer until their resignation or removal from office by the Chief Financial Officer or Treasurer. The Demand Notes Committee shall act by a majority of its members, with or without a meeting. In the event the Demand Notes Committee is unable to resolve a matter before it by reason of an equally-divided vote, the matter shall be referred to the Company’s Chief Financial Officer or Treasurer for resolution.

(b) Subject to Section 5.01 of Article Five, the Demand Notes Committee shall have the full power and authority to (i) amend the provisions of the Program at any time as it may deem necessary or appropriate, (ii) interpret the provisions of the Program, (iii) adopt rules and regulations in connection with the Program at any time as it may deem necessary or appropriate, (iv) waive requirements imposed by the Program, (v) make determinations under the Program provided for it to make and (vi) set and adjust the rate of interest to be paid on the Demand Notes.

(c) Any interpretation of the provisions of the Program by the Demand Notes Committee shall be final and conclusive.

SECTION 1.02. Processing Agent. (a) The Company shall appoint a bank or corporation to act as its agent under the Program (the “Processing Agent”). The Company may, at any time, remove the Processing Agent and appoint a successor Processing Agent. Services performed by the Processing Agent shall include investment and redemption processing and accounting; preparation of Demand Note statements and other correspondence; investor servicing; providing information regarding the principal amount of Demand Notes, accrual of interest income and payment and reinvestment of interest accrued; required tax reporting and filings with the Federal government; and other services required pursuant to the provisions of the Program. All costs incurred in connection with the appointment of the Processing Agent and with the Processing Agent’s provision of services shall be paid by the Company, except as provided in Section 1.04.

(b) Any determination rendered by the Demand Notes Committee in connection with the services performed by the Processing Agent shall be final and conclusive.

(c) As of the date hereof, the Processing Agent is The Northern Trust Company.

SECTION 1.03. Records Conclusive. The records of the Company, the Demand Notes Committee and the Processing Agent shall be conclusive with respect to all matters involved in the administration of the Program.

SECTION 1.04. Company to Bear Costs of Administration. The Company shall bear all costs associated with the administration of the Program. There shall be no charges, expenses, costs, fees or penalties to investors or deductions from Demand Notes for making investments in, or redeeming (subject to minimum redemption amounts), Demand Notes; provided that (i) the Company shall not be responsible for any charges an investor may have to pay to such investor’s bank in connection with making investments or redemptions by wire transfer or ACH, (ii) the Company shall not be responsible for any costs an investor may incur in connection with obtaining medallion signature guarantees required by the Program and (iii) the Company shall pass through to investors any service charges the Processing Agent may assess pursuant to Section 3.02(c), 3.04(d) and 4.02(d); the Company may institute other fees as it deems necessary. Any applicable fees shall be directly debited from an investor’s Demand Note.

SECTION 1.05. Signature Guarantees. In connection with any modification to any investor’s registration, investment options, redemption options or otherwise as determined by the Demand Notes Committee with respect to an investor’s Demand Notes, the Company may require written instructions from the investor, including such information deemed necessary by the Company, with the signature of one or more registered owners of the Demand Notes (as specified by the Company) guaranteed by an authorized signatory of a commercial bank, trust company (not a savings bank) or member firm of a national or regional stock exchange in the United States (a “medallion signature guarantee”). Unless waived by the Demand Notes Committee, a medallion signature guarantee shall be required pursuant to (but not limited to) Sections 2.04(c), 3.06(c), 4.04(e), 4.04(g), 4.05(e) and 4.06(c).

ARTICLE TWO

DEMAND NOTES

SECTION 2.01. Issuance of the Demand Notes. (a) The Company shall issue Demand Notes which shall constitute unsecured and unsubordinated debt obligations of the Company. The Demand Notes shall have no stated maturity and shall be redeemable in whole or in part, at the option of the investor pursuant to the terms of Article Four hereof.

(b) The Company shall appoint one or more corporations to act as trustee (the “Trustee”) for Demand Notes issued pursuant to the Program and shall enter into an Indenture (the “Indenture”) with the Trustee which meets the requirements of the Trust Indenture Act of 1939. Subject to the terms and conditions of the Indenture, the Company and the Trustee may amend or supplement the Indenture from time to time. The terms and conditions of the Demand Notes shall be governed by the provisions of the Indenture and of the Program.

SECTION 2.02. Interest Rate on the Demand Notes. (a) The Demand Notes shall bear interest at a floating rate determined by the Demand Notes Committee. The interest rate on the Demand Notes shall be subject to change on Thursday of each week, such interest rate to be effective the following Monday. In the event that the Thursday of any week is not a Business Day, the interest rate shall be determined on the Business Day next preceding such Thursday. In determining the interest rate, the Demand Notes Committee shall consider, among other things, the level of interest rates generally and the changes in such interest rates which occur from time to time.

(b) The Demand Notes Committee may, in its sole discretion, provide for differing interest rates based on, among other criteria that the Demand Notes Committee considers relevant, the size of individual Demand Notes. In the event that the Demand Notes Committee provides for differing interest rates, investors shall be notified in accordance with Section 6.06 of the Program.

(c) Interest on Demand Notes shall accrue daily in accordance with the provisions of Article Three.

(d) Interest on Demand Notes shall be compounded daily, at the rate in effect each day, based on a 365-day year, including for leap years.

(e) On the last day of each calendar month, interest accrued during the month on the principal amount of a Demand Notes shall be paid by the Company and reinvested in such Demand Notes, thereby increasing the principal amount of such Demand Notes, or, in the case of investors who have elected automatic monthly interest redemption, shall be redeemed in accordance with Section 4.05.

SECTION 2.03. Information Concerning Current Interest Rate on Demand Notes. Information concerning the rate of interest currently payable on the Demand Notes shall be available to an investor at any time by such investor calling toll free 1-800-684-8823 or by the investor visiting the Ally Demand Notes website at www.demandnotes.com.

SECTION 2.04. Eligibility, Restrictions on Transfer. (a) Eligible investors for the Demand Notes program are (1) employees and retirees of the Company (including the Company’s participating subsidiaries); (2) immediate family members of the Eligible Investors identified in (1); and (3) dealerships that Ally has a retail or wholesale funding relationship with, including the employees of such dealerships, as determined by the Demand Notes Committee. Investors identified in this Section 2.04(a) are collectively referred to as “Eligible Investors.” Subject to any restrictions under applicable law, the Demand Notes Committee shall have the power to determine eligibility for participation in the Program.

(b) The Demand Notes shall be offered only to Eligible Investors whose registered addresses are in the United States.

(c) In order to transfer a Demand Note to another Eligible Investor, an investor must provide written instructions to the Processing Agent. Such instructions must include the investor’s tax identification or Social Security number, the Demand Note number assigned by the Processing Agent and the signatures of all registered owners (including joint owners) of the Demand Note and must be signed with signatures exactly as they appear on the relevant Demand Notes investment form. The signature of each registered owner and the eligible transferee also must be guaranteed by an authorized signatory of a commercial bank, trust company (not a savings bank) or member firm of a national or regional stock exchange in the United States. The instructions also must include the name, tax identification or Social Security number, address and date of birth of the eligible transferee. In addition, investors may be required to provide certain other information as required by applicable law. The transfer instructions must be provided in accordance with the applicable instructions of the Company or the Processing Agent.

(d) For the purposes of this Section 2.04, “immediate family members” are defined as the spouse, children, parents, siblings and grandparents of an Eligible Investor that are natural person(s).

SECTION 2.05. Business Day. For purposes of the Program, “Business Day” shall mean only a day on which the Processing Agent and the Federal Reserve Bank are fully open for business.

ARTICLE THREE

INVESTMENTS IN DEMAND NOTES

SECTION 3.01. Investment Form-Initial Investment. (a) An investor may invest in a Demand Note at any time, without charge, by completing a Demand Notes program application, including such information as the Demand Notes Committee may deem appropriate and by making an initial investment (minimum $1,000) in accordance with the provisions of Section 3.01(b).

(b) To make an initial investment, an investor must mail a completed Demand Notes program application, together with a personal check (minimum of $1,000) made payable to “Ally Demand Notes” to Ally Demand Notes, The Northern Trust Company, P.O. Box 75707, Chicago, IL 60675-5707, or as otherwise provided in the applicable program documents. The Company will not accept cash investments. If cash is received by the Processing Agent for investment in a Demand Note, a cashier’s check will be purchased by the Processing Agent and the service fee will be deducted directly from the cash investment.

(c) The Company may in its discretion waive the initial $1,000 minimum investment requirement as to any investor.

(d) Applications received by 2:00 p.m. Central Time will be opened and processed within 24 hours on each Business Day and applications received after 2:00 p.m. Central Time will be opened on the next Business Day and processed within 24 hours on each Business Day.

SECTION 3.02. Demand Notes Register—Confirmations Statements. (a) All funds invested in Demand Notes, together with interest accrued thereon, and redemptions, if any, shall be recorded on a register (the “Demand Notes Register”) established and maintained by the Processing Agent. An investor will be able to access his or her investment in Ally Demand Notes online through www.demandnotes.com and may obtain the current balance of such investor’s Demand Note at any time by calling toll free 1-800-684-8823 or accessing the Demand Notes website. No certificate or other instrument evidencing the Company’s indebtedness to an investor shall be issued to investors. The Demand Notes Register also shall include, but not be limited to, the name(s), address(es), tax identification or Social Security Number(s), and, in the case of natural persons, date of birth of the registered owner(s) of the Demand Note. In addition, investors may be required to provide certain other information required by applicable law.

(b) The Processing Agent shall provide an investor with monthly statements for each Demand Note owned by such investor. Monthly statements shall include, but not be limited to, a summary of any investments and redemptions, the amount of accrued and reinvested interest, the nominal rates for interest earned during the period and the principal amount of the Demand Note at the beginning and at the end of the period. Redemption checks will not be returned to an investor. However, the check number and the redemption amount for each check cashed will be included on an investor’s statement. With an investor’s consent, monthly statements may be provided in electronic form only.

(c) A service fee may be assessed for statement processing, overnight delivery of checks or other administrative matters.

(d) An investor can confirm the date an investment in a Demand Note was made by accessing the Demand Notes website, by contacting the Processing Agent directly, or by utilizing the automated phone system toll-free at 1-800-684-8823.

(e) Investors must exercise reasonable promptness in examining each monthly Demand Notes statement mailed to such investor to determine the accuracy of all redemptions and investments made that month to such investor’s Demand Notes. Failure to promptly report to the Processing Agent an unauthorized payment will result in such investor being liable for any losses resulting from the payment. In no event shall Ally be liable to an investor for any special, incidental, punitive, exemplary, indirect or consequential damages as a result of any redemption or attempted redemption by such investor or such investor’s failure to promptly report to the Processing Agent any other error on such investor’s monthly statement. Ally shall have all the rights of a “drawee” under the New York Uniform Commercial Code. Investors in Demand Notes are not customers of, nor do they have a customer relationship with, the Processing Agent, and the Processing Agent shall not assume any direct liability arising from such a relationship.

SECTION 3.03. Holding of Demand Notes. Subject to applicable statutes and regulations, the interpretation of which shall be solely within the authority of the Processing Agent, Demand Notes may be held individually, jointly, in a trust or custodial capacity or in the name of a corporation, business, partnership, LLC or association. In the event of the death of an investor, redemption proceeds shall be paid to the survivor in the case of a Demand Notes jointly held, to the successor custodian in the case of a Demand Notes held in a custodial capacity, to the trust in the case of a Demand Notes held in a trust capacity or to the investor’s estate. All jointly-owned Demand Notes provide a right of survivorship, which means that if one owner of such Demand Note dies, the ownership of that Demand Note passes to the surviving owner or owners.

SECTION 3.04. Investments by Check. (a) Investments by check made subsequent to the initial investment (minimum of $50) must be made payable to “Ally Demand Notes,” must include the investor’s 10-digit Demand Notes number assigned by the Processing Agent, and must be mailed, together with a completed investment slip (as described below), to Ally Demand Notes, The Northern Trust Company, P.O. Box 75987, Chicago, IL 60675-5987, or as otherwise provided in the applicable program documents. An investor shall be required to enclose an investment slip, which is provided as a detachable stub on the bottom of all monthly statements and in the investor’s checkbook. Neither the Processing Agent nor the Company shall be responsible for delays in the receipt of checks mailed to the Processing Agent.

(b) Subsequent investments by check that are received and processed by the Processing Agent before 8:00 a.m. Central Time are invested in an investor’s Demand Notes on the same Business Day as the investor’s check is received. Subsequent investments by check that are received and processed by the Processing Agent after 8:00 a.m. Central Time are invested in the investor’s Demand Notes on the next

Business Day after the date of the check’s receipt. Although interest will begin to accrue on the day the check is invested, an initial investment and all subsequent investments made by check will be subject to a hold period of 5 Business Days and shall become available for redemption on the sixth Business Day after the Processing Agent processes the investment of the investor’s check.

(c) Checks must be drawn in United States dollars on a financial institution incorporated in the United States. The Company will reject all checks drawn on a foreign bank or a United States branch of a foreign bank.

(d) The Company will not accept cash as an initial or subsequent investment. If cash is received by the Processing Agent for investment in a Demand Note, a cashier’s check will be purchased by the Processing Agent and the service fee will be deducted directly from the cash investment.

SECTION 3.05. Investments by Wire Transfer. (a) Initial investments in a Demand Note may not be made by transferring funds via bank wire. Once an initial Demand Note investment has been made, subsequent investments (minimum of $50) may be made by transferring funds via bank wire. To do so, an investor must comply with instructions provided in the applicable program documents. The bank wire must include the designation “Ally Demand Notes,” the name (as registered on the Demand Notes) and address of the investor, and the investor’s 10-digit Demand Note number.

(b) Investments by wire transfer of funds to the Processing Agent shall be invested in an investor’s Demand Note on the Business Day the funds are received by the Processing Agent in proper form and shall begin accruing interest on such day provided the funds are received by the Processing Agent by 1:00 p.m. Central Time. Funds received after 1:00 p.m. Central Time shall be invested and shall begin to accrue interest on the next succeeding Business Day. Investments made by wire transfer shall be available for redemption on the same Business Day the Processing Agent processes the investment of such wire transfer into an investor’s Demand Notes.

(c) Neither the Company nor the Processing Agent shall be responsible for delays in the transfer and wiring of funds.

SECTION 3.06. Investments by Automatic Monthly, Periodic, or On Request Electronic Transfer from a Bank Account. (a) Initial investments in a Demand Note may not be made by electronic transfer. For subsequent investments, an investor may elect to authorize the Processing Agent to make automatic monthly or periodic charges or on request charges, in each case of $50 or more from up to two of such investor’s personal banking account(s) for purposes of investing in Demand Notes. In the case of monthly or periodic transfers, upon receipt of proper authorization, the Processing Agent shall prepare an electronic transfer using up to two transfer dates each month drawn against an investor’s banking account(s) for the prescribed amount authorized and on the requested Business Day. In the case of monthly or periodic transfers, an investor may elect up to two transfer dates for any amount of $50 or more using up to two different bank accounts. If the date for an automatic electronic transfer falls on a weekend, the transfer will be initiated on the next Business Day; provided that, if such automatic electronic transfer is set for the last weekend of a calendar month, the electronic transfer will be made on the last Business Day of that calendar month. Investments made by electronic transfer are available for redemption on the sixth Business Day after the Processing Agent processes the investment of the electronic transfer.

(b) To establish automatic electronic monthly or periodic transfers or to place a banking account on file for on request electronic transfers, an investor must elect this option on the investment form available on the Demand Notes website or obtain the necessary authorization form directly from the Processing Agent.

(c) An investor may change the amount or day of transfer of the monthly or periodic investment (subject to the $50 monthly minimum), terminate automatic monthly or periodic investments entirely or change the banking account information on file by providing notice in writing to the Processing Agent. Such notice shall be effective as soon as practicable after receipt thereof by the Processing Agent. All owners of a Demand Note must sign the applicable investment form or change form and obtain a signature Medallion Guarantee Stamp. There is a 2 Business Day set-up period each time an investor adds, changes or terminates the banking instructions for electronic transfer investments.

(d) In the case of an on request transfer, upon receipt of proper authorization, the Processing Agent will prepare an on request transfer drawn against an investor’s bank account(s) for the amount authorized and on the Business Day requested by the investor. An investor with banking instructions on file may make an on request investment (subject to a $50 investment minimum) by accessing the Demand Notes website at www.demandnotes.com or by calling the Processing Agent during the Processing Agent’s regular business hours toll free at 1-800-684-8823. On request investment requests made prior to 1:00 p.m. Central Time will be posted to the investor’s Demand Note on the next Business Day. On request investment requests made after 1:00 p.m. Central Time will be posted to the investor’s Demand Note two Business Days following the request.

(e) Investments made by electronic transfer are available for redemption on the sixth Business Day after the Processing Agent processes the investment of the electronic transfer.

SECTION 3.07. Investments by Direct Investment. (a) Initial investments in a Demand Note may not be made by direct investment. For subsequent investments, an investor may elect to invest in Demand Notes by authorizing the Processing Agent to receive such investor’s net pay (gross pay less deductions), or a portion thereof, from an investor’s place of employment, or to receive such investor’s Social Security, annuity or pension payments or other regularly recurring payments, or, in each case, a portion thereof. Investments by direct investment may be made by electronic transfer. Direct investments by electronic transfer of funds to the Processing Agent shall be invested in an investor’s Demand Note and shall accrue interest on the same Business Day that the Processing Agent receives the electronic transfer, provided that, if the transfer day falls on a weekend, the transfer will be initialized on the next Business Day. Direct investments by electronic transfer of funds are available for redemption on the sixth Business Day after the Processing Agent processes the investment of the electronic transfer.

(b) To invest in the manner described in subsection (a) of this Section 3.07, an investor must instruct the Social Security Administration, place of employment or other issuer of regularly recurring payments to make payments directly into such investor’s Demand Notes. The forms necessary to authorize direct investment of Social Security checks may be obtained from most Social Security offices. Investors who wish to have such investor’s net pay invested directly into such investor’s Demand Notes should contact the employer’s payroll location. Eligible retirees should contact their former employer in order to obtain the proper forms permitting direct investment.

(c) An investor may terminate the Processing Agent’s authority to receive such investor’s regularly recurring payments by providing notice in writing to the issuer of such payments and to the Processing Agent. If, upon termination of the Processing Agent’s authority to receive an investor’s regularly recurring payments, an investment is made incorrectly to an investor’s Demand Notes, such investor must promptly notify the Company of such error and all amounts incorrectly invested will be returned.

SECTION 3.08. [Reserved]

SECTION 3.09. [Reserved]

SECTION 3.10. Modification, Suspension or Termination of Methods of Investment. The Company reserves the right at any time to modify, suspend or terminate any of the methods of investment contained in this Article Three.

SECTION 3.11. Balance Requirements. (a) Investors in Demand Notes shall be required to maintain a minimum of $1,000 principal amount at all times in each of such Investor’s Demand Notes; and (b) the maximum principal amount of Demand Notes associated with the same social security or tax identification number is $15,000,000. The Company may in its discretion waive the $1,000 minimum principal amount requirement as to any investor.

SECTION 3.12. Currency. All investments in Demand Notes must be in U.S. dollars.

ARTICLE FOUR

REDEMPTIONS OF DEMAND NOTES

SECTION 4.01. Redemption at Option of Investor. Subject to the provisions of this Article Four, an investor may redeem all or any part of a Demand Note.

SECTION 4.02. Redemption by Check. (a) Each investor will be provided with a free supply of checks. An investor may redeem Demand Notes in part by writing a check, payable to the order of anyone. Only the signature of one registered owner of the Demand Note is required on the check. There is no limit on the number of checks an investor may write.

(b) The amount to be redeemed by a check shall continue to accrue interest to, but not including, the date on which such check is presented to the Processing Agent for payment (i.e., the redemption date).

(c) When a check is presented to the Processing Agent for payment, the Processing Agent may review the check to verify its validity and cause the Company to redeem a part of the investor’s Demand Note sufficient to cover the amount of such check. Checks are deposited and processed through normal bank clearing systems.

(d) If the amount of a check is greater than the principal amount of an investor’s Demand Note, or if the signatures required by subsection (a) of this Section 4.02 do not appear on the check, the Processing Agent shall not cause the redemption to be effected, shall return the check to the depositary bank and a $10 fee will be debited from such investor’s Demand Note by the Processing Agent. If the amount of a redemption check is less than $250, such redemption check will be honered and a $10 fee will be debited from such investor’s Demand Note by the Processing Agent. The Processing Agent shall assess a $10 service charge for each check returned to a depositary bank. The Processing Agent also shall assess a $10 service charge in the event an investor requests stopping payment of a check. Fees described in this Section 4.02(d) may be increased from time to time by the Demand Notes Committee and will be directly debited from the investor’s Demand Note.

(e) Check Redemption shall not create a checking, bank account or depositor relationship between the investor and the Company or the Processing Agent.

(f) Redemption checks written by an investor will not be returned to the investor.

(g) Checks with facsimile signatures will not be accepted.

SECTION 4.03. Written and Telephonic Redemption. (a) An investor may elect to redeem a portion of a Demand Note (in a minimum amount of $250) by written request to Ally Demand Notes, The Northern Trust Company, P.O. Box 75707, Chicago, IL 60675-5707, or as otherwise provided in the applicable program documents. All written requests must be signed by a registered owner of the Demand Note and must request that a check be issued for a specified amount and mailed to the address of record for the applicable Demand Note. Upon receipt of a written request, the Processing Agent shall issue a check in the specified amount to the owner of the Demand Note and mail the check to the address of record for the appicable Demand Note.

(b) An investor may elect to redeem a portion of a Demand Note (in a minimum amount of $250) by telephonic request to the Processing Agent by calling 1-800-684-8823 (toll free) and requesting that a check be issued for a specified amount and mailed to the address of record for the applicable Demand Note. Upon receipt of a telephonic request, the Processing Agent shall issue a check in the specified amount to the owner of the Demand Note and mail the check to the address of record for the applicable Demand Note.

(c) Written requests received by the Processing Agent prior to 10:00 a.m. Central Time will be processed on the same Business Day they as the written request is received and interest on the redemption proceeds shall accrue to, but not include, such day. Written requests received after 10:00 a.m. Central Time will be processed on the next Business Day after the date the written request is received and interest on the redemption proceeds shall accrue to, but not include, such day.

(d) Telephone requests received by the Processing Agent prior to 10:00 a.m. Central Time will be processed on the same Business Day they as the written request is received and interest on the redemption proceeds shall accrue to, but not include, such day. Telephone requests received after 10:00 a.m. Central Time will be processed on the next Business Day after the date the telephone request is received and interest on the redemption proceeds shall accrue to, but not include, such day.

SECTION 4.04. Wire Redemption. (a) An investor who selects the Wire Redemption Option on the Demand Notes investment form may redeem such investor’s Demand Note in part during regular business hours of the Processing Agent by having redemption proceeds of $1,000 or more wired to a predesignated bank account or Demand Notes. By selecting this option, an investor shall authorize the Processing Agent to act on telephone or written redemption instructions from any person or persons representing themselves to be the registered owners of the Demand Notes. The Processing Agent’s record of such instructions shall be binding.

(b) To select the Wire Redemption Option the investor must designate on the Demand Notes investment form either a bank account at a commercial bank in the United States or a Demand Note to receive the redemption proceeds. If the redemption proceeds are to be wired to a bank account, the investor also must provide the Processing Agent with a voided specimen check or deposit slip from such bank. If the redemption proceeds are to be wired to a Demand Note, the investor must provide the 10-digit Demand Note number for such Demand Note.

(c) Once established, an investor may utilize the Wire Redemption Option by calling the Processing Agent during the Processing Agent’s regular business hours toll free at 1-800-684-8823.

(d) Upon receipt of the wire redemption instructions given pursuant to this Section 4.04, the Processing Agent shall cause the Company to redeem a part of the investor’s Demand Note sufficient to cover the amount specified in the wire redemption instructions and will wire the redemption proceeds to the pre-designated bank account or Demand Note. If the redemption instructions are received by 1:00 p.m. Central Time on any Business Day, the Processing Agent shall wire the redemption proceeds to the predesignated bank account or Demand Note on the Business Day on which the instructions are received and interest on the redemption proceeds shall accrue to, but not include, such day. If the redemption instructions are received after 1:00 p.m. Central Time on any Business Day, the Processing Agent shall wire the redemption proceeds to the predesignated bank account or Demand Note on the Business Day following receipt of the redemption instructions and interest on the redemption proceeds shall accrue to, but not include, such day.

(e) An investor may establish, change the predesignated bank (or the account number at such bank) or Demand Note for purposes of the Wire Redemption Option only upon written request to the Processing Agent with the signature of each registered owner (including joint owners) of the Demand Note guaranteed by an authorized signatory of a commercial bank, trust company (not a savings bank) or member firm of a national or regional stock exchange in the United States (i.e., a medallion signature guarantee).

(f) Neither the Processing Agent nor the Company shall be responsible for delays in the wiring of funds through the banking system or for the authenticity of redemption instructions.

(g) An investor may request the Wire Redemption Option subsequent to submitting the investment form by providing the Processing Agent with a written request to add the Wire Redemption Option to the investor’s Demand Note, with such request bearing the signatures of all registered owners (including joint owners) of the Demand Note exactly as they appear on the Demand Notes investment form. A medallion signature guarantee stamp for each owner is also required. The request should be mailed in accordance with instructions provided in the applicable program documents.

SECTION 4.05. Automatic Monthly or Quarterly ACH Redemption or Monthly Interest ACH Redemption. (a) An investor may authorize the Processing Agent to automatically (1) redeem a specified part of a Demand Notes (minimum of $100) on either a monthly or quarterly basis or (2) redeem the interest accrued and posted to such investor’s Demand Notes on a monthly basis, in each case by selecting the respective option on the Demand Notes investment form. Redemption on a monthly basis may consist of a specified part of a Demand Notes (minimum of $100) or the monthly interest accrued on such investor’s Demand Notes. These automatic monthly or quarterly redemption options shall be available only to investors with designated bank account instructions for redemption by ACH on file.

(b) For purposes of the Automatic Monthly or Quarterly Redemption Option, the Processing Agent shall establish as the redemption date the last calendar day of the month, provided such day falls on a Business Day. If the last calendar day of the month falls on a day that is not a Business Day, the Processing Agent will establish as the redemption date the next Business Day after the end of the relevant month or quarter, as the case may be. For purposes of the Monthly Interest Redemption Option, the Processing Agent shall establish the last calendar day of such month as the redemption date. On the established redemption date, the Processing Agent shall cause the Company to redeem a part of the investor’s Demand Notes equal to the redemption amount specified by the investor (minimum $100) or, if such investor has elected Monthly Interest ACH Redemption, the interest amount that would have been credited to such investor’s Demand Notes for that month. Interest paid on the redemption proceeds shall include interest accrued to, but not including, the settlement date for such redemptions.

(c) The Processing Agent will send, via ACH transfer, the funds to the investor’s designated bank account . With respect to Automatic Monthly or Quarterly Redemptions, the funds will settle on the next Business Day after the redemption date. With respect to Automatic Monthly Interest ACH redemptions, the funds will settle on the second Business Day following the established redemption date.

(d) An investor may terminate the Automatic Monthly or Quarterly Redemption Option or Monthly Interest Options by providing notice in writing to the Processing Agent. Such notice shall be effective as soon as practicable after receipt thereof by the Processing Agent.

(e) An investor may request the Automatic Monthly or Quarterly Redemption Option or Monthly Interest Options subsequent to submitting the investment form by providing the Processing Agent with a written request to add the desired automatic redemption option to the Demand Note, with such request providing a set of bank account instructions and bearing the signatures of all registered owners (including joint owners) of the Demand Note exactly as they appear on the Demand Notes investment form and each signature must have a medallion signature guarantee from a banking or financial institution. The request should be mailed in accordance with instructions provided in the applicable program documents.

SECTION 4.06. On request ACH Redemption (a) If an investor selects this option, the investor authorizes, either through a customer service representative, through written redemption instructions, or through the Demand Notes website, the Processing Agent to redeem the investor’s Demand Notes (minimum $250) by an amount specific by the investor on that day. On request ACH redemptions requested in writing must be sent to Ally Demand Notes, The Northern Trust Company, P.O. Box 75707, Chicago, IL 60675-5707, or as otherwise provided in the applicable program documents. All written requests must be signed by the owner of the Demand Note and must request that an ACH transfer be made to the designated bank account instructions on file with the Processing Agent. If an ACH redemption request is received by 1:00 p.m. Central Time on any Business Day, then the funds will settle on the next Business Day following such request. If the request is received by the Processing Agent after 1:00 p.m. Central Time on any Business Day, then the funds will settle on the second Business Day following the date of such request. Interest paid on the redemption proceeds shall include interest accrued to, but not including, the settlement date for such redemptions.

(b) By use of this option, the investor shall authorize the Processing Agent to act on telephone, written or electronic redemption instructions from any person or persons representing themselves to be the registered owners of the Demand Notes. The Processing Agent’s record of the investor’s instructions is binding.

(c) An investor may request the On request ACH Redemption Option subsequent to submitting the investment form by providing the Processing Agent with a written request to add the desired On request ACH redemption option to the Demand Notes, with such request providing a set of bank account instructions and bearing the signatures of all registered owners (including joint owners) of the Demand Note exactly as they appear on the Demand Notes investment form and each signature must have a medallion signature guarantee from a banking or financial institution. The request should be mailed in accordance with instructions provided in the applicable program documents.

(d) An investor may authorize a merchant or other payee to make a one-time electronic payment from such investor’s Demand Note using information from such investor’s check to pay for purchases and bills.

SECTION 4.07. Full Redemption of a Demand Note. (a) An investor may redeem a Demand Note in full by providing telephone or written instructions to the Processing Agent. Such instructions must state the investor’s intention to redeem in full such investor’s Demand Note and must, if made in writing, be mailed to Ally Demand Notes, The Northern Trust Company, P.O. Box 75707, Chicago, IL 60675-5707, or as otherwise provided in the applicable program documents.

(b) Upon receipt of instructions required by subsection (a) of this Section 4.07, the Processing Agent shall cause the Company to redeem in full the investor’s Demand Note, including accrued and unpaid interest to the date of redemption.

(c) The Processing Agent will mail a bank check to the address of record for the applicable Demand Note.

SECTION 4.08. Limitation on Redemption of Certain Investments. If an investor instructs the Processing Agent to redeem part of a Demand Note which is represented by, or includes, an investment made by check or automatic electronic charge to such investor’s bank account, the Processing Agent shall not act on the instructions if such instructions are received within a period of five Business Days from the day of receipt of such investment check or electronic transfer by the Processing Agent.

SECTION 4.09. Redemption Instructions Ineffective. Redemption instructions given by an investor to the Processing Agent shall be ineffective if the instructions specify an amount to be redeemed, or the method of redemption requires an amount to be redeemed, which exceeds the principal amount of the investor’s Demand Note. In the event the Processing Agent receives such ineffective instructions from an investor, the Processing Agent shall notify the investor in writing that the redemption instructions are ineffective and shall provide the reason therefor, provided that the Processing Agent shall not be required to provide written notification to investors who give ineffective redemption instructions to the Processing Agent by telephone.

SECTION 4.10. No Redemptions in Cash. No redemption proceeds shall be paid in cash.

SECTION 4.11. Optional Redemption by the Company. (a) The Company may redeem, at any time in its discretion, all or any part of the Demand Notes issued pursuant to the Program in accordance with the Indenture governing the Demand Notes.

(b) (i) The Company may redeem, at any time in its discretion, any particular Demand Note in which the principal amount remains below $1,000 for a period of two consecutive months immediately following the month in which the principal amount first falls below $1,000. If an investor’s Demand Note has a month-end principal amount of less than $1,000, the Company may provide such investor with written notice reminding such investor of the minimum investment requirement and providing a proposed date of redemption of such Demand Notes. Following such notification, an investor shall have 60 calendar days from the date of the notice to restore a Demand Note to the required minimum principal amount of $1,000. If an investor does not restore a Demand Note to such required principal amount, the Company shall redeem the Demand Note in full.

(ii) The Company may redeem, at any time in its discretion, any particular Demand Note in which the principal amount is below $1,000 and in which no investment (other than accrued interest and reinvestment of interest) is made for a period of three consecutive months immediately following the month in which the principal amount of the Demand Note falls below $1,000. In such circumstances, the Company has the option to notify such investor of its intention to redeem such Demand Note. Following receipt of such notice, such investor will have a minimum of fifteen Business Days to restore the Demand Note to the required amount. If such investor does not restore the required amount, the Company has the option to fix the date of redemption as the sixteenth Business Day (or later) following the date of the notice and redeem the Demand Note in full on such day.

(c) The Company may partially redeem, at any time in its discretion, any particular Demand Notes in which the principal amount of all Demand Notes having the same social security or tax identification number exceeds $15,000,000 in the aggregate. The Company shall redeem such amount exceeding $15,000,000 as it shall determine in its sole discretion in accordance with Section 4.11(e).

(d) The Company shall have the right to redeem any Demand Note of an investor who the Company believes, in its sole judgment and discretion, is abusing or misusing the redemption provisions in a manner or with an effect that is not in the best interests of the Company (e.g., the writing of checks by an investor where the amounts of the checks are greater than the principal amount of such investor’s Demand Note). The Company shall notify an investor of its intention to redeem such Demand Note on the third Business Day following the date of such notification. The Company shall redeem the Demand Note in full on such redemption date in accordance with Section 4.11(e).

(e) If the Company redeems an investor’s Demand Notes pursuant to Section 4.11, such investor will be mailed a check to the address of record for the applicable Demand Note in an amount equal to the principal amount of the Demand Note, including accrued and unpaid interest to the date of redemption. In the event that a Demand Note with a principal amount below $0 is redeemed, the investor shall be liable to the Company for the amount required to restore the principal amount to $0 as of the date the Demand Note is redeemed.

SECTION 4.12. Blocked Demand Notes. The Company in its sole discretion may place a block on an investor’s Demand Notes in connection with an Internal Revenue Service notice, court order or pursuant to any other legal or governmental action or requirement.

SECTION 4.13. Certain Requests and Notices. Any request by an investor for a change to such investor’s method of redemption or notice regarding an investor’s Demand Notes must be mailed in accordance with instructions provided in the applicable program documents.

SECTION 4.14. Modification, Suspension or Termination of Methods of Redemption. The Company reserves the right at any time to modify, suspend or terminate any of the redemption options contained in ARTICLE FOUR.

ARTICLE FIVE

MODIFICATION, SUSPENSION OR TERMINATION

SECTION 5.01. Modification. (a) The Company or the Demand Notes Committee may amend or modify the Program at any time as it may deem necessary or appropriate.

(b) The Company or the Demand Notes Committee shall provide to investors written notice of any material amendment or modification of the Program at least fifteen days prior to the effective date of such amendment or modification unless it is impractical to do so, or unless otherwise prohibited by law. Such written notice shall be deemed to have been provided to investors if the revised Program reflecting such amendment or modification is available to investors on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (at www.sec.gov/edgar) or on the Demand Notes website (at www.demandnotes.com).

(c) No amendment or modification of the Program shall reduce the principal amount of any Demand Note, or accrued and unpaid interest thereon, as of the effective date of such amendment or modification and no such amendment or modification shall have a retroactive effect that would adversely affect the rights of investors.

SECTION 5.02. Suspension or Termination. (a) The Company may terminate the Program in its entirety for any reason. The Company may, in its discretion, temporarily or permanently suspend the acceptance of investments in the Demand Notes without such a suspension amounting to a suspension or termination of the Program.

(b) Unless otherwise required by law, the Company shall provide written notice to investors of any suspension or termination of the Program at least thirty days prior to the effective date of such suspension or termination unless it is impractical to do so, or unless otherwise prohibited by law.

(c) The Company may omit, restrict, suspend or terminate the Program in any jurisdiction in which the Company, in its discretion, deems such action advisable in view of applicable law and regulations.

ARTICLE SIX

MISCELLANEOUS

SECTION 6.01. Demand Notes Not Insured. Funds invested in the Demand Notes are not subject to the protection of the Federal Deposit Insurance Corporation or any other insurance.

SECTION 6.02. Investments Voluntary. Eligible investors to whom Demand Notes shall be offered for investment shall not be required to invest in the Demand Notes and any decision to invest shall be solely that of such investor.

SECTION 6.03. Company Has No Right of Set-off. Unless an investor agrees otherwise, the Company shall have no right of set-off against a Demand Note for indebtedness not related to such Demand Note.

SECTION 6.04. Company and Processing Agent Have No Obligation to Contest Legal Proceeding Against a Demand Note. Neither the Company nor the Processing Agent shall have any obligation to contest any legal proceeding brought against a Demand Note by any third party nor shall the Company or the Processing Agent be liable for any payment of redemption proceeds from a Demand Note to anyone other than the registered owner as a result of a legal proceeding or governmental action.

SECTION 6.05. Deduction of Amounts Invested in Error in a Demand Note. The Company shall have the right to deduct from the principal amount of a Demand Note amounts invested by the Company or the Processing Agent in error in such Demand Note.

SECTION 6.06. Notices, Statements and Other Communications. (a) Unless otherwise specified, all notices, statements and communications provided to investors by the Company or the Processing Agent pursuant to the provisions of the Program shall be deemed to have been duly given when mailed by first-class mail, postage prepaid to the registered address of the registered owner.

(b) All notices sent to an investor’s current address on record with the Processing Agent shall be deemed given to such investor personally, whether or not actually received.

SECTION 6.07. Notice of Change of Address. An investor must promptly provide the Processing Agent with notice of any change in address. An investor may change such investor’s address by calling toll free 800-684-8823, or by written request with the signature of all owners of the applicable Demand Note. Such written notice must include the investor’s tax identification or Social Security number, the Demand Note number assigned by the Processing Agent and the signatures of all registered owners (including joint owners) of the Demand Note and must be signed exactly as they appear on the Demand Notes investment form. The notice must be mailed in accordance with instructions provided in the applicable program documents. The notice shall be effective as soon as practicable after receipt thereof by the Processing Agent.

SECTION 6.08. Notices, Communications to Company. Unless otherwise specified, all notices or communications from investors to the Company must include the name and address of the investor, the investor’s tax identification or Social Security number and the Demand Note number assigned by the Processing Agent and must be signed by all registered owners (including joint owners) of the Demand Note and must be signed exactly as they appear on the Demand Notes investment form. Such notices or communications must be sent to Ally Demand Notes, Ally Financial Inc., 200 Renaissance Center, Detroit, Michigan 48265; Attention: General Counsel.

SECTION 6.09. Notices, Communications to Processing Agent. Unless otherwise specified, all notices or communications from an investor to the Processing Agent must include the name and address of the investor, the investor’s tax identification or Social Security number and the Demand Note number assigned by the Processing Agent and must be signed by all registered owners (including joint owners) of the Demand Note and must be signed exactly as they appear on the Demand Notes investment form. Such notices or communications must be sent to the address of the Processing Agent as indicated in the applicable program documents.

SECTION 6.10. Investor Acceptance of Program Provisions. By investing in a Demand Note, the investor shall be deemed to accept and agree to all provisions of the Program, as they may be amended from time to time in accordance with the Program.

SECTION 6.11. Facsimile Signatures. No facsimile signatures shall be accepted on any check, investment form, investment change request or any other document that affects a change to an investor’s investment in Ally Demand Notes.

SECTION 6.12. Right to Reject Investments. The Company has the sole right to accept offers to purchase Demand Notes and may reject any proposed purchase of Demand Notes in whole or in part.

SECTION 6.13. Escheatment. Demand Notes that are not accessed within statutorily specified time periods may be subject to applicable state laws regarding escheat (or forfeiture) to the state government of unclaimed Demand Notes.

SECTION 6.14. Limited Liability. Neither the Company nor the Processing Agent shall be liable for any loss or expense to an investor caused directly or indirectly by government restrictions (including the suspension of banking or settlement), war, terrorism, strikes, blackouts, or any other condition beyond the Company’s or the Processing Agent’s control.

SECTION 6.15. Sinking Fund. The Demand Notes shall not be subject to any sinking fund.

SECTION 6.16. Interpretation. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 6.17. Governing Law. The terms and conditions of the Program and its operation shall be governed by the laws of the State of New York.

SECTION 6.18. Dispute Resolution. All disputes or controversies between an investor and the Company shall be subject to, and shall be exclusively submitted to, binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall be final and binding on all parties.